Exhibit 99.1

FOR IMMEDIATE RELEASE

November 6, 2023

steve.janisse@newsmakersmedia.com

The Arena Group Signs Definitive Agreement to Combine with Bridge Media Networks

NEW YORK—(BUSINESS WIRE)—The Arena Group Holdings, Inc. (NYSE American: AREN) (“we,” “us,” “our,” the “Company” or “The Arena Group”), a technology platform and media company home to more than 265 brands, including Sports Illustrated, TheStreet, Parade Media, Men’s Journal, and HubPages, today announced that it has signed a definitive agreement under which the Company will combine with Bridge Media Networks, LLC (“Bridge Media Networks”), a wholly owned subsidiary of Simplify Inventions, LLC (“Simplify”). In connection with the business combination, 5-Hour International Corporation Pte. Ltd. (“5-Hour”) will purchase $25 million of common stock of the combined company (“New Arena”), and The Hans Foundation, USA (“Hans Foundation”) will purchase $25 million of preferred stock of New Arena. The Arena Group and Simplify previously announced the signing of a binding Letter of Intent between the parties on August 14, 2023.

The proposed transaction is expected to expand the reach and capabilities of The Arena Group and provide it with growth capital while also reducing its debt and extending the terms on its existing debt facilities, further strengthening and fortifying The Arena Group’s balance sheet.

Under the terms of the agreement, The Arena Group stockholders will receive one share of common stock of New Arena for each share of The Arena Group common stock they own. Immediately following the proposed transaction, Simplify and 5-Hour are expected to hold 65% of all outstanding shares of New Arena common stock (on a fully diluted basis). Simplify has also agreed to purchase, from time to time at Arena’s election, up to $20 million of additional common equity in New Arena, for a period of one year following the closing date of the business combination, to be used for operations and growth.

Pursuant to the proposed transaction, the existing assets of The Arena Group will be combined with the video programming, distribution, and production assets of Bridge Media Networks, including Bridge Media Networks’ two 24-hour networks, NEWSnet and Sports News Highlights, as well as the automotive and travel properties Driven and TravelHost. In addition, The Arena Group will receive a five-year guaranteed advertising commitment of approximately $60 million aggregate value from a group of consumer brands also owned by Simplify, including 5-hour ENERGY®. The Arena Group intends to use a portion of the cash proceeds to reduce its debt by $26 million from current levels, while, as previously disclosed, The Arena Group’s remaining debt with B. Riley Financial will be extended by a period of three years at a fixed rate of 10% if the proposed transaction closes by December 31, 2023.

The Board of Directors of The Arena Group received a fairness opinion from Current Capital Securities LLC in connection with the proposed business combination.

The proposed transaction is expected to close in the fourth quarter of 2023 or first quarter of 2024 subject to the approval of The Arena Group’s stockholders, the receipt of any required regulatory approvals and certain other closing conditions. Upon completion of the transaction, New Arena is expected to trade on the NYSE American under the ticker symbol AREN.

Additional details regarding the transaction will be available in the Company’s Current Report on Form 8-K, to be filed with the Securities and Exchange Commission (the “SEC”).

About The Arena Group

The Arena Group (NYSE American: AREN) is an innovative technology platform and media company with a proven cutting-edge playbook that transforms media brands. Our unified technology platform empowers creators and publishers with tools to publish and monetize their content, while also leveraging quality journalism of anchor brands like Sports Illustrated, TheStreet, Parade, Men’s Journal, and HubPages to build their businesses. The company aggregates content across a diverse portfolio of over 265 brands, reaching over 100 million users monthly. Visit us at thearenagroup.net and discover how we are revolutionizing the world of digital media.

About Bridge Media Networks

Bridge Media Networks is a dynamic and innovative media group that offers a wide range of platforms for delivering the latest news, sports, automotive, and travel content. Bridge Media Networks’ portfolio includes over-the-air television stations, two national television networks, cutting-edge streaming platforms, and dynamic websites designed to keep viewers informed and entertained. Bridge Media Networks’ unwavering commitment is to provide viewers with the most comprehensive and impartial content possible through its flagship brands: NEWSnet, Sports News Highlights, Driven, and TravelHost.

Forward Looking Statements

This press release contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transactions (the “Transactions”) among The Arena Group, Simplify, Bridge Media Networks, 5-Hour and Hans Foundation and New Arena. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing of the closing of the proposed Transactions, the structure of the proposed Transactions; the ability of the parties to complete the proposed Transactions considering the various closing conditions; the expected benefits of the proposed Transactions, such as improved operations and capabilities, improved market profile, and improved capitalization and financial strength; the ownership of the combined company; Arena’s intention to extend its long-term debt; intentions regarding the use of proceeds; listing of the combined company’s securities on the NYSE American; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “anticipate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “opportunity,” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Transactions, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of The Arena Group may not be obtained; (2) the risk that the proposed Transactions may not be completed in the time frame expected by the parties, or at all; (3) unexpected costs, charges or expenses resulting from the proposed Transactions; (4) uncertainty of the expected financial performance of New Arena following completion of the proposed Transactions; (5) failure to realize the anticipated benefits of the proposed Transactions, including as a result of delay in completing the proposed Transactions or integrating Bridge Media Networks and The Arena Group; (6) the ability of New Arena to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of New Arena; (8) any inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed Transactions; (10) potential litigation in connection with the proposed Transactions or other settlements or investigations that may affect the timing or occurrence of the proposed Transactions or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Bridge Media Networks, The Arena Group and New Arena to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event; (14) the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions; (17) the risk that disruptions from the proposed Transactions will harm Bridge Media Networks and The Arena Group, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Bridge Media Networks’ or The Arena Group’s ability to pursue certain business opportunities or strategic transactions; (19) Bridge Media Networks’, The Arena Group’s and New Arena’s ability to meet expectations regarding the accounting and tax treatments of the proposed Transactions; (20) delays in Bridge Media Networks attracting advertisers or executing its business growth strategy; (21) continued fragmentation of audiences and a reduction in the number of television subscribers; (22) decreases in advertising spending or advertising demand or the demand for Bridge Media Networks programming; (23) increased competition for programing, audiences and advertisers; (24) loss of Bridge Media Networks’ key affiliate customer, Agency 5; (25) changes in government regulations, licensing requirements, or FCC’s rules and regulations and the applicability of such rules and regulations to Bridge Media Networks; (26) failure to identify strategic acquisitions candidates or achieve the desired results of strategic acquisitions; (27) loss of material intellectual property rights of Bridge Media’s programming, technology, digital and other content; (28) labor disputes, increasing demand for creative talent and union activity; (29) loss of key employees or the inability to attract and retain skilled employees; and (30) inability to or limitations on raising additional capital in the future. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Arena Group’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, the registration statement on Form S-4 discussed below and other documents filed by The Arena Group and Newco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and The Arena Group, Simplify, Bridge Media Networks and Newco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of The Arena Group, Simplify, Bridge Media Networks or Newco gives any assurance that The Arena Group, Bridge Media Networks or the combined company will achieve its expectations.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed Transactions, Newco and The Arena Group will prepare and file with the SEC a registration statement on Form S-4 that will include a combined proxy statement/prospectus of The Arena Group and Newco (the “Combined Proxy Statement/Prospectus”). The Arena Group, Simplify and Newco will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and The Arena Group will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Newco and/or The Arena Group may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE ARENA GROUP ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY NEWCO OR THE ARENA GROUP WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Newco and/or The Arena Group without charge through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Arena Group, Simplify, Bridge Media Networks and Newco and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of The Arena Group is contained in The Arena Group’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on April 28, 2023, its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Contacts

Investor Relations Contact

Rob Fink

FNK IR

Aren@fnkir.com

646.809.4048

Media Contacts:

Steve Janisse

TITLE

steve.janisse@newsmakersmedia.com

Rachael Fink

Manager, Public Relations, The Arena Group

Rachael.fink@thearenagroup.net